EXHIBIT 32.1

Certification of Principal Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the quarterly  report on Form 10Q-SB of Rotoblock Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Liu Chien-Chih, Principal Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: December 13, 2007                                                                     ROTOBLOCK CORPORATION,  Registrant

/s/   Liu Chien-Chih
By: Liu Chien-Chih, President and  Principal Executive Officer